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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 24, 2005

                              LSB INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                     1-7677                 73-1015226
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   (State or other jurisdiction      (Commission File          (IRS Employer
         of incorporation)                Number)           Identification No.)

  16 South Pennsylvania Avenue, Oklahoma City, Oklahoma            73107
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      (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (405) 235-4546

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under Securities
     Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01     Other Events

On October 24, 2005 LSB Industries, Inc. (the "Company") issued a press release to report that its subsidiary, Cherokee Nitrogen Company, resumed production of anhydrous ammonia and nitrogen at its Cherokee, Alabama facility, which was suspended due to disruption in delivery of natural gas carried on the Tennessee 500 Leg natural gas pipeline.

Item 9.01     Financial Statements and Exhibits

      (c)     Exhibits

              EXHIBIT NUMBER    DESCRIPTION
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              99.1              Press Release dated October 24, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2005                   LSB INDUSTRIES, INC.


                                          By: /s/ Jim D. Jones
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                                              Jim D. Jones,
                                              Senior Vice President,
                                              Corporate Controller and Treasurer
                                              (Principal Accounting Officer)